SHARED SERVICES AGREEMENT	12 Months Ended
Dec. 31, 2014
Shared Services Agreement [Abstract]
SHARED SERVICES AGREEMENT
NOTE 7 – SHARED SERVICES AGREEMENT

In connection with the Merger, the Company entered into a Shared Services Agreement (“Shared Services Agreement”) with Walker Digital Management (“WDM”), which became effective at the closing of the Merger. The cost of such services varies monthly based on the terms of the Shared Services Agreement. The incurred expenses prior to the closing of the Merger, including but not limited to executive compensation, information technology services and supplies, administrative and general services and supplies and rent and utilities, are based either on specific attribution of those expenses or, where necessary and appropriate, based on the Company’s best estimate of an appropriate proportional allocation.

The following table represents operating expenses contributed by WDM on behalf of the Company and expenses incurred under the Shared Services Agreement for the years ended December 31, 2014 and 2013:

	2014	2013

Compensation Expenses (1)	$116	$784
Rent and Utilities	132	101
Office Services and Supplies	26	44
Telephone	18	10
Other	50	5
Total Operating Expenses	$342	$944

(1) Compensation expenses are net of services charged to WDM. During the years ended December 31, 2014, and 2013, the Company charged approximately $61 and $22 of expenses, respectively, related to such services.

As of December 31, 2014 and 2013, due from WDM in the amount of $10 and $19, respectively and these amounts were included in prepaid and other current assets. In addition there was $55 and $0, for the years ended December 31, 2014 and 2013 due to WD included in accounts payable.